Goldman Sachs Funds

CORE℠ TAX-MANAGED EQUITY FUND

Annual Report December 31, 2000

Form 1040
Label
(See
instructions
on page 18.)

Long-term

after-tax

growth of capital

GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Market Overview

Dear Shareholder,

For the period between the Fund’s inception in April 2000 and December 31, 2000, the overall U.S. stock market experienced a sharp and prolonged correction. While there were pockets of opportunity, namely from value and mid-cap stocks, it was oftentimes difficult to avoid the downdraft.

Market Review

After generating very strong returns for a number of years, the equity markets reversed course in 2000. The correction began in March, as continued strong economic growth, inflationary pressures and rising interest rates unnerved investors. While other types of stocks were dragged down, high valuation technology issues experienced the brunt of the fall.

The equity markets rebounded for a brief period during the summer. Investors were hopeful that signs of moderating economic growth would result in an end to interest rate hikes by the Federal Reserve Board. However, market sentiment shifted yet again, as uncertainty arose regarding the state of corporate profits in the face of an economic slowdown and uncertainty over the presidential election. All told, by the end of the year, the technology-laden NASDAQ was down 54.0% from its peak and 39.3% for the year — its worst performance since it was created in 1971. The S&P 500 Index fell 9.1%, its poorest showing since 1977, and the Russell 3000 Index declined 7.5% during the year.

Market leadership changed several times during the reporting period, as investors struggled to keep their heads, and portfolios, above water. By the end of 2000, value stocks had generated strong results, after years of underperforming their growth stock counterparts. In fact, 2000 was the worst year for absolute returns of the Russell 1000 Growth Index (–22.4%) and the Russell 2000 Growth Index. (–3.03%) In contrast, the Russell 1000 Value Index and Russell 2000 Value Index returned 7.0% and 22.8%, respectively. The disparity of returns was largely due to the higher percentage of technology stocks in the growth indices.

In summary, it has been an eventful period in the financial markets, one that we feel magnifies the importance of taking a long-term investment approach, and the value of professional investment management and advice. As always, we appreciate your confidence and look forward to serving your investment needs in the future.

Sincerely,

David B. Ford	David W. Blood
Co-Head, Goldman Sachs Asset Management	Co-Head, Goldman Sachs Asset Management

January 12, 2001

GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Fund Basics

as of December 31, 2000

PERFORMANCE REVIEW

April 3, 2000–	Fund Cumulative Total Return
December 31, 2000	(based on NAV)[1]	Russell 3000 Index[2]

Class A	–10.70%	–11.50%
Class B	–11.10	–11.50
Class C	–11.20	–11.50
Institutional	–10.40	–11.50
Service	–10.70	–11.50

1 The net asset value represents the net assets of the Class (ex-dividend) divided by the total number of shares of the Class outstanding. The Class’ performance assumes the reinvestment of dividends and other distributions. Total return figures are not annualized.

2 The Russell 3000 Index is an unmanaged index that measures the performance of the 3000 largest U.S. companies based on total market capitalization which represents approximately 98% of the investable U.S. equity market. Index figures do not reflect any fees or expenses. In addition, investors cannot invest directly in the Index.

STANDARDIZED TOTAL RETURNS[3]

For the period ended 12/31/00	Class A	Class B	Class C	Institutional	Service

Since Inception	–15.60%	–15.55%	–12.09%	–10.40%	–10.70%
(4/3/00)

3 The Standardized Total Returns are average annual total returns or cumulative total returns (only if the performance period is one year or less) as of the most recent calendar quarter-end. They assume reinvestment of all distributions at net asset value. These returns reflect a maximum initial sales charge of 5.5% for Class A shares, the assumed deferred sales charge for Class B shares (5% maximum declining to 0% after six years) and the assumed deferred sales charge for Class C shares (1% if redeemed within 12 months of purchase). The public offering price of the Class A Shares of 12/31/00 was $9.45 and represents the NAV per share divided by 1.0 minus the maximum sales charges of 5.5%. Because Institutional and Service shares do not involve a sales charge, such a charge is not applied to their standardized Total Returns.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced.

TOP 10 HOLDINGS AS OF 12/31/00[4]

Holding	% of Total Net Assets	Line of Business

General Electric Co.	3.4%	Financial Services
Citigroup, Inc.	2.5	Banks
Exxon Mobil Corp.	2.2	Energy Resources
Pfizer, Inc.	2.1	Drugs
Merck & Co., Inc.	1.7	Drugs
Verizon Communications	1.4	Telephone
Johnson & Johnson	1.4	Medical Products
SBC Communications, Inc.	1.3	Telephone
Cisco Systems, Inc.	1.3	Computer Hardware
Intel Corp.	1.3	Semiconductors

[4] The top 10 holdings may not be representative of the Fund’s future investments.

1

GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Performance Overview

Dear Shareholder,

We are pleased to report on the performance of the Goldman Sachs CORE Tax-Managed Equity Fund (the “Fund”) from its inception on April 3, 2000 through December 31, 2000.

Performance Review

From its inception through December 31, 2000, the Fund’s Class A, B, C, Institutional and Service Shares generated total cumulative returns, without sales charges, of –10.70%, –11.10%, –11.20%, – 10.40%, and –10.70%, respectively. These figures compared favorably to the –11.50% total cumulative return of the Fund’s benchmark, the Russell 3000 Index. The Fund made no distributions of income or capital gains in 2000. Consequently, the relative after-tax performance of the Fund was greater than its relative pre-tax return because the after-tax return of the Russell 3000 benchmark would have been reduced by taxes on dividends.

The CORESM strategy is a well-defined investment process that has historically provided consistent, risk-managed performance. We seek to buy stocks that are attractively valued and favored by fundamental research analysts, have experienced good momentum and are more stable. The diversification of our models typically adds value, because when one theme doesn’t work, others usually do. For example, when momentum stocks underperform, value stocks typically advance more than average. Portfolios are constructed taking into account stocks’ risk characteristics as well as their expected returns.

Our outperformance versus the benchmark was largely due to stock selection within sectors. Early in the period, our Healthcare and Technology stocks were the largest absolute contributors to the Fund. As the period progressed, our Technology stocks continued to perform relatively well, while Healthcare and Consumer Services somewhat lagged the sectors’ returns in the benchmark. Within the four CORE themes: Value, Momentum, Stability, and Research, the tilt toward Value factors contributed positively to Fund returns early in the period. All of our themes performed admirably during the third quarter, while Momentum and Value both struggled as the year concluded.

Portfolio Positioning

The CORE Tax-Managed Equity Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire U.S. equity market. The benchmark is the Russell 3000 Index, which covers the range from large cap to small cap. In managing the CORE products, we do not make size or sector bets. Rather, we seek to add value versus the Fund’s benchmark by individual stock selection. Our quantitative process seeks out stocks with good momentum and high expected growth that also appear to be good values (relative to other stocks in the same industry). We prefer stocks favored by fundamental research analysts and less volatile stocks with lower-than-average probability of reporting disappointing earnings. Our portfolio construction process integrates tax considerations into investment decisions with the goal of maximizing after-tax return.

2

GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Portfolio Highlights

The Fund’s best performers were in the Health Care and Financial sectors. Some examples of particularly strong holdings included:

  Health Care holdings — Johnson & Johnson (up 47.0%), Ivax Corp. (up 44.5%), Merck & Co. (up 42.0%), and Pfizer, Inc. (up 20.6%).
  Financial holdings — Loews Corp. (up 95.8%), CIGNA Corp. (up 66.9%), MBNA Corp. (up 39.1%), J.P. Morgan Chase & Co. (up 18.5%), and Citigroup, Inc. (up 10.8%).

Portfolio Outlook

Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones, good momentum stocks should do better than poor momentum stocks, lower-risk stocks should perform better than higher-risk stocks, as should those favored by research analysts. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations. The Fund had a substantial realized loss which can be carried forward and be netted against future realized gains. As a result, the Fund is well positioned to minimize capital gain distributions in 2001.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Investment Team

January 12, 2001

3

GOLDMAN SACHS CORE TA X-MANAGED EQUITY FUND

The Goldman Sachs Advantage

Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

Today, the firm’s Investment Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse — and put this expertise to work in their individual portfolios .

What Sets Goldman Sachs Funds Apart?

To learn more about the Goldman Sachs Funds, call your investment professional today.

4

GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND
Performance Summary
December 31, 2000

The following graph shows the value as of December 31, 2000, of a $10,000 investment made on April 3, 2000 (commencement of operations) in Class A shares (with the maximum sales charge of 5.5%) of the Goldman Sachs CORE Tax-Managed Equity Fund. For comparative purposes, the performance of the Fund’s benchmark (Russell 3000 Index) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A due to differences in fees and loads.

CORE Tax-Managed Equity Fund’s Lifetime Performance

Growth of a $10,000 Investment, April 3, 2000 to December 31, 2000.

Class A Shares
Russell 3000 Index
$10,500
$10,000
$9,500
$9,000
$8,500
$8,000
$8,850
$8,440
4/3/00
5/00
6/00
7/00
8/00
9/00
10/00
11/00
12/00

Average Annual Total Return through December 31, 2000	Since Inception (a)

Class A (commenced April 3, 2000)
Excluding sales charges	-10.70%
Including sales charges	-15.60%

Class B (commenced April 3, 2000)
Excluding contingent deferred sales charges	-11.10%
Including contingent deferred sales charges	-15.55%

Class C (commenced April 3, 2000)
Excluding contingent deferred sales charges	-11.20%
Including contingent deferred sales charges	-12.09%

Institutional Class (commenced April 3, 2000)	-10.40%

Service Class (commenced April 3, 2000)	-10.70%

(a) Not annualized.
GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Statement of Investments
December 31, 2000

Shares	Description	Value

Common Stocks – 98.2%

Alcohol – 0.3%
6,600	Brown-Forman Corp. Class B	$ 438,900

Apparel – 0.6%
4,600	NIKE, Inc. Class B	256,738
13,000	Sara Lee Corp.	319,312
2,900	The Timberland Co.*	193,938

		769,988

Banks – 8.5%
7,900	BancWest Corp.	206,388
19,800	Bank One Corp.	725,175
8,000	BB&T Corp.	298,500
66,100	Citigroup, Inc.	3,375,231
2,300	Comerica, Inc.	136,563
2,600	Corus Bankshares, Inc.	128,659
3,900	F&M National Corp.	101,888
7,500	Fifth Third Bancorp	448,125
16,600	First Union Corp.	461,687
18,500	FleetBoston Financial Corp.	694,906
2,600	Investors Financial Services Corp.	223,600
1,600	J.P. Morgan & Co., Inc.	264,800
8,100	Northern Trust Corp.	660,656
4,800	PNC Financial Services Group	350,700
5,200	Silicon Valley Bancshares*	179,725
3,100	State Street Corp.	385,051
7,900	SunTrust Banks, Inc.	497,700
20,900	The Bank of New York Co., Inc.	1,153,419
9,200	U.S. Bancorp	268,525
20,500	Wells Fargo & Co.	1,141,594

		11,702,892

Chemicals – 1.9%
3,700	Air Products & Chemicals, Inc.	151,700
5,700	Albemarle Corp.	141,075
3,800	Avery Dennison Corp.	208,525
3,900	Brady Corp.	131,869
5,500	Cabot Corp.	145,062
2,700	Cytec Industries, Inc.*	107,831
5,900	E.I. du Pont de Nemours & Co.	285,044
2,000	FMC Corp.*	143,375
4,500	Minnesota Mining & Manufacturing Co.	542,250
7,200	Olin Corp.	159,300
6,200	The Dow Chemical Co.	227,075
8,300	The Scotts Co.*	306,581

		2,549,687

Clothing – 0.1%
3,600	The Talbots, Inc.	164,250

Computer Hardware – 4.6%
1,900	3Com Corp.	16,150
2,500	Brocade Communications Systems, Inc.*	229,531
47,700	Cisco Systems, Inc.*	1,824,525
17,900	Dell Computer Corp.*	312,131
23,800	EMC Corp.*	1,582,700
Shares	Description	Value

Common Stocks – (continued)

Computer Hardware – continued
1,900	Emulex Corp.*	$ 151,881
200	Extreme Networks, Inc.*	7,825
18,300	Ingram Micro, Inc.*	205,875
3,100	Lexmark International, Inc.*	137,369
3,800	Network Appliance, Inc.*	244,091
6,428	Palm, Inc.*	181,993
800	Redback Networks, Inc.*	32,800
500	RSA Security, Inc.*	26,437
41,400	Sun Microsystems, Inc.*	1,154,025
7,500	Tech Data Corp.*	202,852

		6,310,185

Computer Software – 5.2%
8,600	Adobe Systems, Inc.	500,412
4,200	BEA Systems, Inc.*	282,712
4,900	Cadence Design Systems, Inc.*	134,750
600	CheckFree Corp.*	25,838
10,800	Computer Associates International, Inc.	210,600
29	Cybear Group*	11
2,310	i2 Technologies, Inc.*	125,606
3,200	Informatica Corp.*	126,600
17,100	International Business Machines, Inc.	1,453,500
500	Internet Security Systems, Inc.*	39,219
1,500	Intuit, Inc.*	59,156
8,600	J.D. Edwards & Co.*	153,188
39,800	Microsoft Corp.*	1,726,325
3,000	NCR Corp.*	147,375
1,600	NetIQ Corp.*	139,800
38,500	Oracle Corp.*	1,118,906
4,000	PeopleSoft, Inc.*	148,750
1,100	Sabre Holdings Corp.	47,438
3,800	Siebel Systems, Inc.*	256,975
1,700	TIBCO Software, Inc.*	81,494
4,250	VERITAS Software Corp.*	371,875
1,300	Vignette Corp.*	23,400

		7,173,930

Construction – 0.9%
4,000	Del Webb Corp.*	117,000
14,300	Lennar Corp.	518,375
27,100	Massey Energy Co.	345,525
2,600	Pulte Corp.	109,688
3,000	Toll Brothers, Inc.*	122,625

		1,213,213

Consumer Durables – 0.4%
5,800	Herman Miller, Inc.	166,750
4,100	Pier 1 Imports, Inc.	42,281
6,300	Steelcase, Inc.	87,413
6,700	The Toro Co.	245,806

		542,250

Defense/Aerospace – 1.0%
8,100	Honeywell International, Inc.	383,231
6,000	Lockheed Martin Corp.	203,700

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Defense/Aerospace – continued
3,800	Precision Castparts Corp.	$ 159,838
8,700	The Boeing Co.	574,200

		1,320,969

Department Stores – 2.4%
7,200	Family Dollar Stores, Inc.	154,350
4,000	Federated Department Stores, Inc.*	140,000
20,300	J. C. Penney Co., Inc.	220,762
3,900	Sears, Roebuck & Co.	135,525
27,200	Target Corp.	877,200
32,200	Wal-Mart Stores, Inc.	1,710,625

		3,238,462

Drugs – 9.1%
700	Abgenix, Inc.*	41,344
1,400	Allergan, Inc.	135,538
17,000	American Home Products Corp.	1,080,350
5,500	Amgen, Inc.*	351,656
5,700	Applera Corp.- Applied Biosystems Group*	536,156
8,700	Bergen Brunswig Corp.	137,721
3,200	Bindley Western Industries, Inc.	133,000
17,500	Bristol-Myers Squibb Co.	1,293,906
7,300	Cardinal Health, Inc.	727,262
1,745	Elan Corp. PLC ADR*	81,688
7,900	Eli Lilly & Co.	735,194
1,000	Forest Laboratories, Inc.*	132,875
3,100	Immunex Corp.*	125,938
5,100	IVAX Corp.*	195,330
3,900	McKesson HBOC, Inc.	139,971
24,400	Merck & Co., Inc.	2,284,450
1,600	Millennium Pharmaceuticals*	99,000
63,300	Pfizer, Inc.	2,911,800
9,700	Pharmacia Corp.	591,700
1,600	Priority Healthcare Corp. Class B*	65,300
1,000	Protein Design Labs, Inc.*	86,875
10,100	Schering-Plough Corp.	573,175

		12,460,229

Electrical Equipment - 5.2%
8,702	Agilent Technologies, Inc.*	476,434
3,800	American Tower Corp.*	143,925
8,300	Amphenol Corp.*	325,256
100	C-Cube Microsystems, Inc.*	1,231
2,500	Cabot Microelectronics Corp.*	129,844
5,600	CIENA Corp.*	455,700
4,600	Comverse Technology, Inc.*	499,675
7,000	Corning, Inc.	369,687
2,100	Danaher Corp.	143,588
7,700	Esterline Technologies Corp.*	202,125
2,400	General Dynamics Corp.	187,200
2,600	Level 3 Communications, Inc.*	85,313
21,400	Lucent Technologies, Inc.	288,900
4,201	Nortel Networks Corp.	134,695
2,600	PerkinElmer, Inc.	273,000
4,300	Polycom, Inc.*	138,406
Shares	Description	Value

Common Stocks – (continued)

Electrical Equipment – continued
1,500	Power-One, Inc.*	$ 58,969
2,100	Powerwave Technologies, Inc.*	122,850
8,700	QUALCOMM, Inc.*	715,031
6,900	Sanmina Corp.*	528,712
6,600	Scientific-Atlanta, Inc.	214,913
18,100	Solectron Corp.*	613,590
1,400	Sycamore Networks, Inc.*	52,150
3,300	Technitrol, Inc.	135,713
8,200	Tektronix, Inc.	276,237
6,100	Tellabs, Inc.*	344,650
5,300	Thermo Electron Corp.*	157,675

		7,075,469

Electrical Utilities – 2.4%
2,400	Allegheny Energy, Inc.	115,650
6,000	Calpine Corp.*	270,375
1,700	Constellation Energy Group	76,606
8,300	Dynegy, Inc.	465,319
10,800	Edison International, Inc.	168,750
13,700	Entergy Corp.	579,681
3,850	Exelon Corp.	270,309
1,200	FPL Group, Inc.	86,100
4,900	NRG Energy, Inc.*	136,281
15,200	PG&E Corp.	304,000
5,700	Public Service Co. of New Mexico	152,831
1,100	Public Service Enterprise	53,488
4,000	Reliant Energy, Inc.	173,250
11,900	UtiliCorp United, Inc.	368,900

		3,221,540

Energy Resources – 3.8%
1,600	Amerada Hess Corp.	116,900
1,900	Apache Corp.	133,119
5,200	Basin Exploration, Inc.*	132,600
1,700	Chevron Corp.	143,544
2,600	Devon Energy Corp.	158,522
1,100	Enron Corp.	91,438
2,600	Eog Resources, Inc.	142,187
34,000	Exxon Mobil Corp.	2,955,875
9,000	Kerr-McGee Corp.	602,437
9,200	Occidental Petroleum Corp.	223,100
2,300	Phillips Petroleum Co.	130,813
4,300	Pogo Producing Co.	133,837
5,500	Pure Resources, Inc.*	111,375
5,900	Vintage Petroleum, Inc.	126,850

		5,202,597

Entertainment – 0.6%
16,200	Viacom, Inc. Class B*	757,350

Environmental Services – 1.0%
10,000	Allied Waste Industries, Inc.*	145,625
43,900	Waste Management, Inc.	1,218,225

		1,363,850

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Statement of Investments (continued)
December 31, 2000

Shares	Description	Value

Common Stocks – (continued)

Equity REIT – 0.8%
1,800	AvalonBay Communities, Inc.	$ 90,225
11,200	Equity Office Properties Trust	365,400
7,900	Equity Residential Properties Trust	436,969
1,100	Host Marriott Corp.	14,231
2,700	Spieker Properties, Inc.	135,337
1,100	Vornado Realty Trust	42,144

		1,084,306

Financial Services – 5.4%
15,900	American Express Co.	873,506
4,100	Countrywide Credit Industries, Inc.	206,025
200	Express Scripts, Inc.*	20,450
3,900	Federal Home Loan Mortgage Corp.	268,613
9,700	Federal National Mortgage Assoc.	841,475
97,900	General Electric Co.	4,693,081
2,700	Heller Financial, Inc.	82,856
2,200	Marsh & McLennan Cos., Inc.	257,400
3,800	MBNA Corp.	140,363

		7,383,769

Food & Beverage – 2.5%
9,800	ConAgra, Inc.	254,800
1,400	IBP, Inc.	37,450
16,800	PepsiCo, Inc.	832,650
46,000	SYSCO Corp.	1,380,000
8,800	The Coca-Cola Co.	536,250
9,600	The Pepsi Bottling Group, Inc.	383,400

		3,424,550

Forest – 0.9%
2,000	Bowater, Inc.	112,750
12,600	Kimberly-Clark Corp.	890,694
9,800	Pactiv Corp.*	121,275
2,300	Weyerhaeuser Co.	116,725

		1,241,444

Gas Utilities – 0.2%
3,500	Energen Corp.	112,656
4,000	KeySpan Corp.	169,500

		282,156

Gold – 0.1%
9,300	Newmont Mining Corp.	158,681

Grocery – 0.3%
11,700	Delhaize America, Inc.	206,944
3,000	Safeway, Inc.*	187,500

		394,444

Heavy Electrical – 0.3%
2,200	C&D Technologies, Inc.	95,013
1,700	Emerson Electric Co.	133,981
2,900	Rockwell International Corp.	138,112

		367,106

Shares	Description	Value

Common Stocks – (continued)

Heavy Machinery – 0.2%
4,600	Deere & Co.	$ 210,738

Home Products – 2.0%
7,000	Avon Products, Inc.	335,125
15,800	Colgate-Palmolive Co.	1,019,890
8,100	Ralston Purina Group	211,612
4,400	The Estee Lauder Cos., Inc.	192,775
13,200	The Procter & Gamble Co.	1,035,375

		2,794,777

Industrial Parts – 0.9%
3,300	ITT Industries, Inc.	127,875
1,900	SPS Technologies, Inc.*	104,144
4,222	Tyco International Ltd.	234,321
9,900	United Technologies Corp.	778,387

		1,244,727

Industrial Services – 0.2%
1,000	Administaff, Inc.*	27,200
3,400	Apollo Group, Inc.*	167,237
5,300	Moody’s Corp.	136,144

		330,581

Information Services – 2.7%
2,700	ADVO, Inc.*	119,813
4,000	Affiliated Computer Services, Inc.*	242,750
2,850	BARRA, Inc.*	134,306
4,000	Computer Sciences Corp.*	240,500
4,100	DST Systems, Inc.*	274,700
7,100	Electronic Data Systems Corp.	410,025
11,900	First Data Corp.	626,981
4,700	Getty Images, Inc.*	150,400
6,800	Omnicom Group, Inc.	563,550
6,100	Paychex, Inc.	296,612
2,400	SEI Investments Co.	268,800
6,000	The Interpublic Group of Cos., Inc.	255,375
900	TMP Worldwide, Inc.*	49,500
2,000	West TeleServices Corp.*	56,250

		3,689,562

Internet – 1.7%
400	Akamai Technologies, Inc.*	8,425
2,800	Amazon.com, Inc.*	43,575
24,900	America Online, Inc.*	866,520
2,000	Ariba, Inc.*	107,250
100	Art Technology Group, Inc.*	3,056
3,100	BroadVision, Inc.*	36,619
100	CMGI, Inc.*	559
1,700	CNET Networks, Inc.*	27,173
2,540	Commerce One, Inc.*	64,294
900	Critical Path, Inc.*	27,675
4,200	E*TRADE Group, Inc.*	30,975
950	E.piphany, Inc.*	51,241
1,700	eBay, Inc.*	56,100
5,100	Exodus Communications, Inc.*	102,000
3,600	InfoSpace.com, Inc.*	31,837
200	Inktomi Corp.*	3,575

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Internet – continued
500	Interwoven, Inc.*	$ 32,969
2,300	Juniper Networks, Inc.*	289,944
1,100	Kana Communications, Inc.*	12,650
800	Macromedia, Inc.*	48,600
500	Netegrity, Inc.*	27,188
1,022	Openwave Systems, Inc.*	48,992
22,500	Safeguard Scientifics, Inc.*	149,062
2,207	VeriSign, Inc.*	163,732
4,800	WebMD Corp.*	38,100
3,100	Yahoo!, Inc.	93,533

		2,365,644

Leisure – 1.4%
9,800	Brunswick Corp.	161,087
7,500	Callaway Golf Co.	139,688
12,500	Harley-Davidson, Inc.	496,875
3,700	Harman International Industries, Inc.	135,050
10,600	International Game Technology*	508,800
8,600	Oakley, Inc.*	116,100
6,400	Polaris Industries, Inc.	254,400
4,700	Rightchoice Managed Care, Inc.*	163,619

		1,975,619

Life Insurance – 1.5%
700	American General Corp.	57,050
2,500	Cigna Corp.	330,750
3,100	Liberty Financial Cos., Inc.	138,144
700	Lincoln National Corp.	33,119
3,900	MetLife, Inc.	136,500
9,600	Nationwide Financial Services, Inc.	456,000
2,400	StanCorp Financial Group, Inc.	114,600
8,400	The MONY Group, Inc.	415,275
7,100	UnitedHealth Group, Inc.*	435,762

		2,117,200

Media – 1.5%
3,500	Automatic Data Processing, Inc.	221,594
14,200	Comcast Corp.*	592,850
1,800	Cox Communications, Inc.*	83,812
11,900	Infinity Broadcasting Corp.*	332,456
5,100	Pegasus Communications Corp.*	131,325
11,200	Time Warner, Inc.	585,088
3,300	Tribune Co.	139,425

		2,086,550

Medical Products – 4.3%
32,000	Abbott Laboratories	1,550,000
1,600	Baxter International, Inc.	141,300
1,000	Becton, Dickinson & Co.	34,625
2,600	DENTSPLY International, Inc.	101,725
5,500	Henry Schein, Inc.*	190,437
17,700	Johnson & Johnson	1,859,606
21,200	Medtronic, Inc.	1,279,950
4,300	Patterson Dental Co.*	145,663
10,300	Stryker Corp.	521,077

		5,824,383

Shares	Description	Value

Common Stocks – (continued)

Medical Providers – 0.5%
400	HCA-The Healthcare Corp.	$ 17,604
10,000	PacifiCare Health Systems, Inc.*	150,000
1,000	Quest Diagnostics, Inc.*	142,000
2,600	Tenet Healthcare Corp.	115,538
1,200	Universal Health Services, Inc. Class B*	134,100
1,600	Wellpoint Health Networks, Inc.*	184,400

		743,642

Mining – 0.8%
13,200	Alcoa, Inc.	442,200
7,100	Ball Corp.	327,044
15,400	Inco Ltd.*	258,104

		1,027,348

Oil Refining – 1.2%
17,200	Conoco, Inc. Class B	497,725
4,100	Sunoco, Inc.	138,119
5,800	Texaco, Inc.	360,325
4,100	Tosco Corp.	139,144
700	Ultramar Diamond Shamrock Corp.	21,612
17,000	USX-Marathon Group	471,750

		1,628,675

Oil Services – 0.9%
6,100	Baker Hughes, Inc.	253,531
8,500	BJ Services Co.*	585,437
3,900	Schlumberger Ltd.	311,756
1,800	Smith International, Inc.*	134,213

		1,284,937

Property Insurance – 2.6%
11,900	Allstate Corp.	518,394
10,850	American International Group, Inc.	1,069,403
1,500	American National Insurance Co.	109,500
11,600	CNA Financial Corp.*	449,500
1,000	Everest Re Group, Ltd.	71,625
1,300	Fidelity National Financial, Inc.	48,019
8,500	Loews Corp.	880,281
2,000	MGIC Investment Corp.	134,875
3,200	Old Republic International Corp.	102,400
1,900	The Hartford Financial Services Group, Inc.	134,187

		3,518,184

Publishing – 0.1%
2,000	Quebecor World	50,375
500	R.R. Donnelley & Sons Co.	13,500
600	Scholastic Corp.*	53,175

		117,050

Railroads – 0.9%
8,700	Burlington Northern Santa Fe Corp.	246,319
3,300	Canadian National Railway Co.	97,969
19,000	CSX Corp.	492,812

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Statement of Investments (continued)
December 31, 2000

Shares	Description	Value

Common Stocks – (continued)

Railroads – continued
200	Kansas City Southern Industries, Inc.*	$ 2,025
6,900	Union Pacific Corp.	350,175

		1,189,300

Restaurants – 0.2%
1,600	Brinker International, Inc.*	67,600
8,800	CBRL Group, Inc.	160,050

		227,650

Security/Asset Management – 2.0%
4,900	A.G. Edwards, Inc.	232,444
8,800	Lehman Brothers Holdings, Inc.	595,100
14,100	Merrill Lynch & Co., Inc.	961,443
8,900	Morgan Stanley Dean Witter & Co.	705,325
10,800	The Charles Schwab Corp.	306,450

		2,800,762

Semiconductors – 4.6%
9,300	Amkor Technology, Inc.*	144,295
8,900	Analog Devices, Inc.*	455,569
5,500	Applied Materials, Inc.*	210,031
2,800	Applied Micro Circuits Corp.*	210,131
6,200	Arrow Electronics, Inc.*	177,475
10,900	Atmel Corp.*	126,713
6,600	Avnet, Inc.	141,900
1,700	Broadcom Corp.*	143,650
6,400	CTS Corp.	233,200
3,400	Electro Scientific Industries, Inc.*	95,200
4,700	Finisar Corp.*	136,300
59,700	Intel Corp.	1,805,925
4,400	International Rectifier Corp.*	132,000
4,800	KLA-Tencor Corp.*	161,700
2,600	Linear Technology Corp.	120,250
6,100	Micron Technology, Inc.*	216,550
4,800	Microsemi Corp.*	133,500
4,800	PMC-Sierra, Inc.*	377,400
1,100	QLogic Corp.*	84,700
800	RF Micro Devices, Inc.*	21,950
800	SDL, Inc.*	118,550
21,700	Texas Instruments, Inc.	1,028,038

		6,275,027

Specialty Retail – 1.4%
7,100	CVS Corp.	425,556
7,300	MSC Industrial Direct, Inc.*	131,856
21,800	The Home Depot, Inc.	995,988
5,600	Toys “R” Us, Inc.*	93,450
5,500	Walgreen Co.	229,969

		1,876,819

Telephone – 6.0%
7,900	AT&T Corp.	136,769
108,100	AT&T Corp.-Liberty Media Corp.*	1,466,106
11,200	BCE, Inc.	324,100
17,800	BellSouth Corp.	728,687
Shares	Description	Value

Common Stocks – (continued)

Telephone – continued
7,000	Broadwing, Inc.	$ 159,688
6,300	Dycom Industries, Inc.*	226,406
19,700	NTL, Inc.*	471,569
8,600	Qwest Communications International, Inc.*	352,600
38,300	SBC Communications, Inc.	1,828,825
12,900	Sprint Corp.	262,031
1,700	Time Warner Telecom, Inc.*	107,844
37,242	Verizon Communications	1,866,755
14,100	WorldCom, Inc.	197,400
4,600	XO Communications, Inc.*	81,938

		8,210,718

Thrifts – 0.5%
3,300	Downey Financial Corp.	181,500
6,800	Golden West Financial Corp.	459,000

		640,500

Tobacco – 1.2%
27,300	Philip Morris Cos., Inc.	1,201,200
7,600	R.J. Reynolds Tobacco Holdings, Inc.	370,500
2,300	Universal Corp.	80,500

		1,652,200

Truck Freight – 0.2%
3,600	United Parcel Service, Inc.	211,725

Wireless – 0.4%
2,200	ALLTEL Corp.	137,363
6,000	Nextel Communications, Inc.*	148,500
13,400	Sprint Corp. (PCS Group)*	273,862

		559,725

TOTAL COMMON STOCKS
(Cost $132,341,128)		$134,446,260

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Principal Amount	Interest Rate	Maturity Date	Value

Repurchase Agreement – 24.0%

Joint Repurchase Agreement Account II ∧ •
$32,800,000	6.48%	01/02/2001	$ 32,800,000

TOTAL REPURCHASE AGREEMENT
(Cost $32,800,000)			$ 32,800,000

TOTAL INVESTMENTS
(Cost $165,141,128)			$167,246,260

*	Non-income producing security.
∧	Joint repurchase agreement was entered into on December 29, 2000.
•	A portion of this security is segregated as collateral for initial margin requirement on futures transactions.

The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

Investment Abbreviations:
ADR—American Depositary Receipt

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Statement of Assets and Liabilities
December 31, 2000

Assets:

Investment in securities, at value (identified cost $132,341,128)	$134,446,260
Repurchase Agreement	32,800,000
Cash	2,311,700
Receivables:
Investment securities sold	22,211,592
Dividends and interest	116,637
Fund shares sold	1,891,382
Reimbursement from adviser	177,690
Other assets	642

Total assets	193,955,903

Liabilities:

Payables:
Investment securities purchased	56,140,929
Fund shares repurchased	684,621
Amounts owed to affiliates	160,329
Variation margin	4,550
Accrued expenses and other liabilities	71,821

Total liabilities	57,062,250

Net Assets:

Paid-in capital	147,779,105
Undistributed net investment income	291,963
Accumulated net realized loss on investment transactions	(13,284,818)
Net unrealized gain on investments	2,107,403

NET ASSETS	$136,893,653

Net asset value, offering and redemption price per share: (a)
Class A	$8.93
Class B	$8.89
Class C	$8.88
Institutional	$8.96
Service	$8.93

Shares outstanding:
Class A	7,210,781
Class B	3,884,743
Class C	2,888,728
Institutional	1,315,412
Service	59,667

Total shares outstanding, $.001 par value (unlimited number of shares authorized)	15,359,331

(a)
Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares is $9.45. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Statement of Operations
For the Period Ended December 31, 2000 (a)

Investment income:

Dividends (b)	$ 680,722
Interest	349,075

Total income	1,029,797

Expenses:

Management fees	383,282
Distribution and Service fees (c)	290,900
Registration fees	158,662
Custodian fees	104,502
Printing fees	94,813
Transfer Agent fees (d)	87,584
Professional fees	59,687
Trustee fees	4,495
Other	11,028

Total expenses	1,194,953

Less — expense reductions	(405,591)

Net expenses	789,362

NET INVESTMENT INCOME	240,435

Realized and unrealized gain (loss) on investment, futures and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions	(11,316,078)
Futures transactions	(1,968,740)
Foreign currency related transactions	15
Net change in unrealized gain on:
Investments	2,105,132
Futures	2,245
Translation of assets and liabilities denominated in foreign currencies	26

Net realized and unrealized loss on investment, futures and foreign currency related transactions	(11,177,400)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(10,936,965)

(a)	Commencement of operations was April 3, 2000 for all classes.
(b)	Foreign taxes withheld on dividends were $2,065
(c)	Class A, Class B and Class C had Distribution and Service fees of $52,290, $134,807 and $103,803, respectively.
(d)	Class A, Class B, Class C, Institutional Class and Service Class had Transfer Agent fees of $39,740, $25,584, $19,723, $2,525 and $12, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Statement of Changes in Net Assets
For the Period Ended December 31, 2000 (a)

From operations:

Net investment income	$ 240,435
Net realized loss on investment, futures and foreign currency related transactions	(13,284,803)
Net change in unrealized gain on investments, futures and translation of assets and liabilities denominated in foreign currencies	2,107,403

Net decrease in net assets resulting from operations	(10,936,965)

From share transactions:

Proceeds from sales of shares	166,828,077
Cost of shares repurchased	(18,997,459)

Net increase in net assets resulting from share transactions	147,830,618

TOTAL INCREASE	136,893,653

Net assets:

Beginning of period	—

End of period	$136,893,653

Undistributed net investment income	$ 291,963

(a)	Commencement of operations was April 3, 2000.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Notes to Financial Statements
December 31, 2000

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware business trust registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust includes the Goldman Sachs CORE Tax-Managed Equity Fund (the “Fund”). The Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Fund. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.

A.  Investment Valuation — Investments in securities traded on a U.S. or foreign securities exchange or the NASDAQ system are valued daily at their last sale price on the principal exchange on which they are traded. If no sale occurs, securities are valued at the last bid price. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Securities for which quotations are not readily available are valued at fair value using methods approved by the Trust’s Board of Trustees.

B.  Securities Transactions and Investment Income — Securities transactions are recorded as of the trade date. Realized gains and losses on sales of investments are calculated using the identified-cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes where applicable. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment income in an amount equal to the cash dividend. This amount is also used as an estimate of the fair value of the stock received. Interest income is determined on the basis of interest accrued, premium amortized and discount earned.

        Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class.

C.  Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions.

        Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2000

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Expenses — Expenses incurred by the Trust which do not specifically relate to an individual fund of the Trust are allocated to the funds on a straight-line or pro rata basis depending upon the nature of the expense.

        Class A, Class B and Class C shareholders of the Fund bear all expenses and fees relating to their respective Distribution and Service Plans. Each class of shares separately bears its respective class-specific Transfer Agency fees. Shareholders of Service Shares bear all expenses and fees paid to service organizations.

E.  Federal Taxes — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. Income and capital gain distributions, if any, are declared and paid annually.

        The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund’s distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in-capital, depending on the type of book/tax differences that may exist.

        The Fund had approximately $4,726,734 at December 31, 2000 of capital loss carryforward expiring in 2008 for federal tax purposes. This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

        At December 31, 2000, the aggregate cost of portfolio securities for federal income tax purposes is $165,141,136. Accordingly, the gross unrealized gain on investments was $9,714,472 and the gross unrealized loss was $7,609,348 resulting in a net unrealized gain of $2,105,124.

F.  Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities, including accrued interest, is required to equal or exceed the value of the repurchase agreement. The underlying securities for all repurchase agreements are held in safekeeping at the Fund’s custodian.

G.  Segregation Transactions — The Fund may enter into certain derivative transactions to seek to increase total return. Forward foreign currency exchange contracts, futures contracts, written options, when-issued securities and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Fund is required to segregate liquid assets on the accounting records equal to or greater than the market value of the corresponding transactions.

GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

3. AGREEMENTS

Pursuant to the Investment Management Agreement (“the Agreement”) Goldman Sachs Asset Management (“GSAM”), a unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund. Under the Agreement, GSAM, subject to the general supervision of the Trust’s Board of Trustees, manages the Fund’s portfolio. As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Fund’s business affairs, including providing facilities, GSAM is entitled to a fee, computed daily and payable monthly, at an annual rate equal to .75% of the average daily net assets of the Fund.

        Goldman Sachs has voluntarily agreed to limit “Other Expenses” for the Fund (excluding Management fees, Service Share fees, Distribution and Service fees, Transfer Agent fees, litigation and indemnification costs, taxes, interest, brokerage commissions, and extraordinary expenses) to the extent such expenses exceed .05% of the average daily net assets of the Fund. For the period ended December 31, 2000, GSAM reimbursed approximately $403,000. In addition, the Fund has entered into certain expense offset arrangements with the custodian resulting in a reduction in the Fund’s expenses. For the period ended December 31, 2000, the Custody fees were reduced by approximately $3,000 under such arrangements.

        Goldman Sachs serves as the Distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $196,000 for the period ended December 31, 2000.

        The Trust, on behalf of the Fund, has adopted Distribution and Service plans. Under the Distribution and Service plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee for distribution and shareholder maintenance services equal, on an annual basis, to .25%, 1.00% and 1.00% of the average daily net assets attributable to Class A, Class B and Class C Shares, respectively.

        The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan allows for Service Shares to compensate service organizations for providing varying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations in an amount up to .50% (on an annualized basis), of the average daily net asset value of the Service Shares.

        Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. Fees charged for such Transfer Agency services are calculated daily and payable monthly at an annual rate as follows: .19% of the average daily net assets for Class A, Class B and Class C Shares and .04% of the average daily net assets for Institutional and Service Shares.

At December 31, 2000, the Fund owed approximately $80,000, $61,000 and $19,000 for Management, Distribution and Service and Transfer Agent fees, respectively.
GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2000

4. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds of sales and maturities of securities (excluding short-term investments) for the period ended December 31, 2000, were $195,841,889 and $52,080,469, respectively.
For the period ended December 31, 2000, Goldman Sachs earned approximately $3,600 of brokerage commissions from portfolio transactions including futures transactions executed on behalf of the Fund.

Futures Contracts — The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, or seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum “ initial margin” requirement of the associated futures exchange.

        Subsequent payments for futures contracts (“variation margin”) are paid or received by the Fund daily, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.

        The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund’s strategies and potentially result in a loss.

At December 31, 2000, the following futures contract was open:

Type	Number of Contracts Long	Settlement Month	Market Value	Unrealized Gain

S&P 500 Index	1	Mar-01	$333,750	$2,245

GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

5. JOINT REPURCHASE AGREEMENT ACCOUNT

The Fund, together with other registered investment companies having management agreements with GSAM or its affiliates, transfers uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.

        At December 31, 2000, the Fund had an undivided interest in the repurchase agreement in the following joint account which equaled $32,800,000 in principal amount. At December 31, 2000, the following repurchase agreements held in this joint account were fully collateralized by Federal Agency obligations.

Repurchase Agreements	Principal Amount	Interest Rate	Maturity Date	Amortized Cost	Maturity Value

Banc of America Securities LLC	$900,000,000	6.50%	01/02/2001	$ 900,000,000	$ 900,650,000

Barclays Capital, Inc.	300,000,000	6.47	01/02/2001	300,000,000	300,215,667

Bear Stearns Companies, Inc.	500,000,000	6.48	01/02/2001	500,000,000	500,360,000

Deutsche Bank Securities	250,000,000	6.45	01/02/2001	250,000,000	250,179,167

Morgan Stanley Dean Witter	500,000,000	6.48	01/02/2001	500,000,000	500,360,000

Salomon Smith Barney Holdings, Inc.	301,300,000	6.47	01/02/2001	301,300,000	301,516,601

TOTAL JOINT REPURCHASE AGREEMENT ACCOUNT II				$2,751,300,000	$2,753,281,435

GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Notes to Financial Statements (continued)
December 31, 2000

6. LINE OF CREDIT FACILITY

Effective May 31, 2000, the Fund participates in a $350,000,000 committed, unsecured revolving line of credit facility. Prior thereto, the Fund participated in a $250,000,000 uncommitted and a $250,000,000 committed, unsecured revolving line of credit facility. Under the most restrictive arrangement, the Fund must own securities having a market value in excess of 400% of the total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid by the Fund based on the amount of the commitment which has not been utilized. During the period ended December 31, 2000, the Fund did not have any borrowings under this facility.

7. CERTAIN RECLASSIFICATIONS

In accordance with AICPA Statement of Position 93-2, the Fund reclassified $15 from accumulated net realized loss on investment transactions to undistributed net investment income and $51,513 from paid-in capital to undistributed net investment income. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund’s capital accounts on a tax basis. Reclassifications result primarily from the difference in the tax treatment of foreign currency, net operating losses and organization costs.

GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

8. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	For the Period Ended December 31, 2000 (a)

	Shares	Dollars

Class A Shares
Shares sold	7,605,643	$ 72,622,224
Shares repurchased	(394,862)	(3,615,932)

	7,210,781	69,006,292

Class B Shares
Shares sold	4,027,788	38,690,283
Shares repurchased	(143,045)	(1,331,151)

	3,884,743	37,359,132

Class C Shares
Shares sold	3,180,745	30,668,307
Shares repurchased	(292,017)	(2,692,446)

	2,888,728	27,975,861

Institutional Shares
Shares sold	2,457,043	24,301,763
Shares repurchased	(1,141,631)	(11,357,930)

	1,315,412	12,943,833

Service Shares
Shares sold	59,667	545,500

	59,667	545,500

NET INCREASE	15,359,331	$147,830,618

(a)	Commencement of operations was April 3, 2000 for all classes.
GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout The Period

		Income (loss) from investment operations

	Net asset value, beginning of period	Net investment income(c)	Net realized and unrealized loss	Total from investment operations	Net asset value, end of period

FOR THE PERIOD ENDED DECEMBER 31,

2000 - Class A Shares (commenced April 3)	$10.00	$ 0.04	$(1.11)	$(1.07)	$8.93
2000 - Class B Shares (commenced April 3)	10.00	—	(1.11)	(1.11)	8.89
2000 - Class C Shares (commenced April 3)	10.00	—	(1.12)	(1.12)	8.88
2000 - Institutional Shares (commenced April 3)	10.00	0.13	(1.17)	(1.04)	8.96
2000 - Service Shares (commenced April 3)	10.00	0.06	(1.13)	(1.07)	8.93

(a)
Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than a full year are not annualized.

(b)	Annualized.

(c)	Calculated based on the average shares outstanding methodology.

The accompanying notes are an integral part of these financial statements.
GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

				Ratios assuming no expense reductions

Total return(a)	Net assets at end of period (in 000s)	Ratio of net expenses to average net assets(b)	Ratio of net investment income (loss) to average net assets(b)	Ratio of expenses to average net assets(b)	Ratio of net investment income (loss) to average net assets(b)	Portfolio turnover rate

(10.70)%	$64,396	1.24%	0.63%	2.03%	(0.16)%	77%
(11.10)	34,538	1.99	(0.03)	2.78	(0.82)	77
(11.20)	25,640	1.99	(0.05)	2.78	(0.84)	77
(10.40)	11,787	0.84	1.87	1.63	1.08	77
(10.70)	533	1.34	0.94	2.13	0.15	77

GOLDMAN SACHS CORE TAX-MANAGED EQUITY FUND

Report of Ernst & Young LLP, Independent Auditors

To the Shareholders and Board of Trustees
Goldman Sachs Trust

We have audited the accompanying statement of assets and liabilities of the Goldman Sachs CORE Tax-Managed Equity Fund (one of the funds comprising the Goldman Sachs Trust) (the “Fund”), including the statement of investments, as of December 31, 2000, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from April 3, 2000 (commencement of operations) to December 31, 2000. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Goldman Sachs CORE Tax-Managed Equity Fund at December 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the period from April 3, 2000 to December 31, 2000, in conformity with accounting principles generally accepted in the United States.

New York, New York
February 5, 2001

GOLDMAN SACHS FUND PROFILE

Goldman Sachs CORE
Tax-Managed Equity Fund

An Investment Idea for the Long Term

Historically, stocks have demonstrated greater potential to build wealth over the long term than most other types of investments.

The Goldman Sachs CORE Tax-Managed Equity Fund offers investors access to benefits associated with equity investing. The Fund seeks long-term, after-tax growth of capital.

Target Your Needs

The Goldman Sachs CORE Tax-Managed Equity Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives or market conditions change, you can exchange shares within Goldman Sachs Funds without any additional charge.* (Please note: in general, greater returns are associated with greater risk.)

For More Information

To learn more about the Goldman Sachs CORE Tax-Managed Equity Fund and other Goldman Sachs Funds, call your investment professional today.

*The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT 32 OLD SLIP, 17TH FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES

Ashok N. Bakhru, *Chairman*
David B. Ford
Douglas C. Grip
Patrick T. Harker
John P. McNulty
Mary P. McPherson
Alan A. Shuch
William H. Springer
Richard P. Strubel

OFFICERS

Douglas C. Grip, *President*
Jesse H. Cole, *Vice President*
James A. Fitzpatrick, *Vice President*
John M. Perlowski, *Treasurer*
Peter W. Fortner, *Assistant Treasurer*
Philip V. Giuca, Jr., *Assistant Treasurer*
Howard B. Surloff, *Secretary*
Amy E. Belanger, *Assistant Secretary*
Valerie A. Zondorak, *Assistant Secretary*

GOLDMAN SACHS
Investment Adviser,
Distributor and Transfer Agent

Visit our internet address: www.gs.com/funds

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

The Fund may participate in the Initial Public Offer (IPO) market, and a portion of the Fund's returns consequently may be attributable to its investments in IPOs, which may have a magnified impact due to the Fund's small asset base. As the Fund's assets grow, it is probable that the effect of the Fund's investment in IPOs on its total return may not be as significant.

Of course, no assurance can be offered that the Fund's tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the fund to shareholders. Because the Fund's tax-managed strategies may overlap them to some extent, the Fund is not a suitable investment for IRAs or other tax-exempt or tax-deferred accounts. Potential investors are strongly encouraged to consult with their tax advisors to determine whether a tax-managed product is suitable for their investment portfolio.

CORE[SM] is a service mark of Goldman, Sachs & Co.

Goldman, Sachs & Co. is the distributor of the Fund.

Copyright 2001 Goldman, Sachs & Co. All rights reserved. Date of first use: February 28, 2001

01-157 / CORETXAR / 8.2K / 2-01